Intangible Assets, Net	12 Months Ended
Dec. 31, 2016
Goodwill And Intangible Assets Disclosure [Abstract]
Intangible Assets, Net

8. Intangible Assets, Net

As part of the acquisition of Hermes BioSciences, Inc. (“Hermes”) on October 6, 2009, the Company acquired IPR&D assets of $2.8 million related to MM-302, an antibody-targeted nanotherapeutic program that contains a chemotherapy drug.

In December 2016, the Company determined that it would be stopping the ongoing Phase 2 clinical trial of MM-302, which utilized the antibody-targeted nanotheraputic that contains a chemotherapy drug. The decision to stop the trial was made following an independent Data and Safety Monitoring Board (the “DSMB”) opinion that continuing the clinical trial would be unlikely to demonstrate benefit over the comparator treatments. Subsequent to this recommendation, a futility assessment was performed that confirmed the DSMB’s opinion. Both the treatment and control arms were found to have shorter than expected median progression free survival. While patients currently enrolled in the clinical trial may choose to continue on their assigned treatment based upon discussion with their study physician, no further development of MM-302 is being contemplated by the Company at this time. As a result of this determination, the Company recorded an impairment charge of $2.8 million during the fourth quarter of 2016. This impairment charge was recorded as a component of “Research and development expenses” within the consolidated statements of operations and comprehensive loss.

The Company did not have any intangible assets as of December 31, 2016, and the intangible assets as of December 31, 2015 consisted of the following:

	December 31, 2015
(in thousands)	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
IPR&D	2,800	—	2,800